SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

VICOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROPOSAL 1 ELECTION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
Vicor Corporation Audit Committee Charter

April 23, 2004

Dear Stockholder:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held:

DATE:	June 17, 2004
TIME:	5:00 P.M. local time
PLACE:	Andover Country Club
60 Canterbury Street
Andover, Massachusetts

      The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, your management will report on the operations of the Corporation, and the directors and officers of the Corporation will be available to respond to appropriate questions from stockholders.

      The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation’s affairs. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

Sincerely yours,

/s/ Patrizio Vinciarelli
PATRIZIO VINCIARELLI
Chairman of the Board, President
and Chief Executive Officer

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, June 17, 2004

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”) will be held on Thursday, June 17, 2004 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:

1. To fix the number of Directors at seven and to elect seven Directors to hold office until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2. To consider and act upon any other matters which may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on April 30, 2004 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

     You are requested to authorize a proxy to vote your shares by completing, dating and signing the enclosed Proxy Card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Corporation stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

MARK A. GLAZER
Secretary

Andover, Massachusetts

April 23, 2004

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed Proxy Card in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote your shares in person if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION

25 Frontage Road

Andover, Massachusetts 01810
Telephone (978) 470-2900

PROXY STATEMENT

FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, June 17, 2004

April 23, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vicor Corporation (the “Corporation”) from holders of the outstanding shares of capital stock of the Corporation for use at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held on Thursday, June 17, 2004 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement.

      This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 16, 2004. The Board of Directors has fixed the close of business on April 30, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2004, there were outstanding and entitled to vote 30,056,768 shares of Common Stock and 11,868,100 shares of Class B Common Stock of the Corporation. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to ten (10) votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.

      Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the fixing of the Board of Directors at seven and the election of the seven nominees for Directors of the Corporation named in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

      A stockholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (2) filing a duly executed proxy bearing a later date; or (3) appearing in person, notifying the Secretary and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by brokers or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all matters, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone without special compensation for such activities. The Corporation will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.

      The Corporation’s 2003 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2003, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Board of Directors of the Corporation has recommended that the number of Directors be fixed at seven and has nominated the seven individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, the nominees will serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Properly executed proxies will be voted for the nominees named below unless otherwise specified in the proxy. The Board of Directors anticipates that each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies solicited hereby will be voted either for the election of another person designated by the Board of Directors or to fix the number of Directors at a lesser number and elect a lesser number of nominees able and willing to serve. A plurality of the votes cast by the holders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes and votes withheld from any nominee will have no effect on this proposal. Holders of voting rights sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.

      The Board of Directors unanimously recommends a vote FOR all of the nominees.

Information Regarding Nominees

      The following sets forth certain information as of March 31, 2004 with respect to the seven nominees for election to the Board of Directors. Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.” There is no family relationship among any of the Directors or executive officers of the Corporation.

Name	Age	Director Since	Principal Occupation for Past Five Years

Patrizio Vinciarelli	57	1981	Chairman of the Board, President and Chief Executive Officer of the Corporation.
Estia J. Eichten	57	1981	Senior Scientist with the Fermi National Accelerator Laboratory in Batavia, Illinois; President of VLT Corporation, a wholly-owned subsidiary of the Corporation, from 1987 to July 2000. Mr. Eichten is currently a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation.
Jay M. Prager	57	1993	Senior Vice President, Technology of the Corporation.
Barry Kelleher	55	1999	Senior Vice President, Global Operations of the Corporation.
David T. Riddiford	68	1984	General Partner of the general partner of PR Venture Partners, Limited Partnership, a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm, since 1987. Mr. Riddiford is currently a Director of Datawatch Corporation, a provider of enterprise reporting and business intelligence solutions and support center software.
M. Michael Ansour	50	1993	Managing Member of March Partners LLC, an investment company in New York City, since 1992.
Samuel Anderson	47	2001	Founder, Chairman, Chief Executive Officer and President of Great Wall Semiconductor since its inception in 2002. Vice President of Corporate Business Development of ON Semiconductor Corporation from 1999 to 2001. Director of Operations of Motorola, Inc.’s Components Mixed Signal Operations and various positions in Motorola’s Semiconductor Products Sector from 1984 to 1999.

The Board of Directors and Its Committees

      The Corporation’s Board of Directors held four meetings during the fiscal year ended December 31, 2003. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during 2003. Directors are expected to attend annual meetings of stockholders of the Corporation in person unless doing so is impracticable due to unavoidable conflicts. All of the directors attended the 2003 annual meeting of stockholders. The Board of Directors has established an Audit Committee and an Executive Compensation Committee. The Board does not have a standing nominating committee because it believes that the full Board is in the best position to evaluate potential director nominees and, therefore, it is not necessary for the Corporation to have a nominating committee. The full Board of Directors performs the function of such a committee.

      The Corporation is a “controlled company” in accordance with the recently adopted corporate governance rules contained in the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”) because Dr. Vinciarelli holds more than 50% of the voting power of the outstanding stock of the Corporation. As a result, the Corporation is not required to have (1) a majority of independent directors on its Board of Directors, (2) the compensation of its executive officers determined by independent directors, or (3) its director nominees selected or recommended by independent directors. The Board of Directors has determined that three of its seven Directors, Messrs. Ansour, Eichten and Riddiford, are independent directors for purposes of the NASDAQ Rules.

      Audit Committee — The Board of Directors has established an Audit Committee that complies with the NASDAQ Rules. Through August 2003, the Audit Committee was composed of Messrs. Ansour, Anderson and Riddiford. In August 2003, Mr. Eichten replaced Mr. Anderson on the Audit Committee. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee.” The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A to this Proxy Statement. The Board of Directors has determined that the members of the Audit Committee are “independent” under the applicable NASDAQ Rules and rules of the SEC.

      The Board of Directors has determined that none of the members of the Audit Committee meet the definition of “audit committee financial expert” as defined by the Item 401 (h) of Regulation S-K promulgated by the SEC. However, the Corporation believes that the present members of its Audit Committee have substantial experience in reviewing financial statements and overseeing financial reporting. In addition, in compliance with NASDAQ Rules, one member of the Corporation’s Audit Committee, Mr. Riddiford, has past employment experience which results in his financial sophistication.

      Executive Compensation Committee — The Executive Compensation Committee is composed of Messrs. Eichten, Riddiford and Ansour. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation and administering the Corporation’s stock option and bonus plans pursuant to authority delegated to it by the Board of Directors. The Executive Compensation Committee did not hold any formal meetings during 2003; however, they did act by written consent in lieu of meetings, including for the purpose of approving all stock option awards during 2003.

Director Nomination Process

      The full Board of Directors performs the director nomination function for the Corporation. The Board does not have a charter that governs the director nomination process, although it has established director nomination procedures that set forth the current process for identifying and evaluating director nominees.

      Board Membership Criteria. The Board of Directors has established the following criteria for Board membership. At a minimum, the Board must be satisfied that each nominee has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Corporation and its stockholders. In addition to the minimum qualifications for each nominee set forth above, the Board will select persons for nomination who have industry or other relevant experience and to help ensure that its Audit Committee will be comprised entirely of independent directors.

      Identifying and Evaluating Nominees. The Board may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Board will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. The Board will evaluate all such proposed director candidates in the same manner. In identifying and evaluating proposed director candidates, the Board may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, whether it is appropriate to expand the size of the Board, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board. Based on these considerations, the Board may nominate the director candidate who it believes will, together with the existing Board members and other nominees, best serve the interests of the Company and its stockholders.

      Securityholder Recommendations — The Board’s current policy is to review and consider in accordance with the procedures described above any director candidates recommended by stockholders of the Corporation entitled to vote in the election of directors. All stockholder recommendations for director candidates must be submitted to the Secretary of the Corporation at Vicor Corporation, 25 Frontage Road, Andover, MA 01810, who will forward all recommendations to the Board. All stockholder recommendations for director candidates must include the following information:

•	the name and address of record of the stockholder;

•	a representation that the stockholder is a record holder of shares of stock of the Corporation entitled to vote in the election of directors, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934;

•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the stockholder and the proposed director candidate;

•	the consent of the proposed director candidate (1) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (2) to serve as a director if elected at such annual meeting; and

•	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Communications with the Board

      If you wish to communicate with any of Directors of the Corporation or the Board of Directors as a group, you may do so by writing to them at [Name(s) of Director(s)/ Board of Directors of Vicor Corporation], c/o Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received by the Corporate Secretary will be forwarded by the Corporate Secretary promptly to the addressee(s).

Code of Ethics

      The Corporation has established and adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. This Code of Business Conduct and Ethics is posted on the Corporation’s website, www.vicorpower.com under the heading “Company” and the subheading “About Vicor”.

Directors’ Compensation

      Directors of the Corporation do not currently receive cash compensation for their service on the Board of Directors. In 2003, each employee Director, other than any Director who held in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Mr. Vinciarelli), and each non-employee Director received a discretionary grant of non-qualified stock options upon election as a Director on June 26, 2003 under the Corporation’s Amended and Restated 2000 Stock Option and Incentive Plan (the “2000 Plan”). Each non-employee Director and each employee Director, other than Mr. Vinciarelli, received non-qualified stock options to purchase up to 9,764 and 4,882 shares, respectively, of Common Stock. Forty percent (40%) of these options became exercisable seven months after the date of grant (i.e., January 26, 2004), with the remainder becoming exercisable in three equal annual installments of 20% beginning January 26, 2005. All such options are exercisable at a price per share equal to $9.59, the closing sale price per share of Common Stock on the date of grant as reported on the NASDAQ National Market (“NASDAQ”).

Executive Officers

      Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.

      Patrizio Vinciarelli, 57, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President and Chief Executive Officer since that time.

      Jay M. Prager, 57, Senior Vice President, Technology since 1991. Mr. Prager held the position of Vice President, Systems Engineering from 1987 to 1991. Prior to joining the Corporation in 1987, Mr. Prager was Director, New Product Development, at the Modicon Division of Gould, Inc., a manufacturer of industrial control equipment, where he spent a total of nine years in various engineering and engineering management roles.

      Barry Kelleher, 55, Senior Vice President, Global Operations since March 1999. Mr. Kelleher held the position of Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed at Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.

      David W. Nesbitt, 58, Senior Vice President, North and South American Sales since 1995. Mr. Nesbitt held the position of Vice President, Sales from 1989 to 1992 and Vice President, North American Sales from 1992 to 1995. Prior to joining the Corporation in 1989, Mr. Nesbitt was employed at Siliconix, Inc., a manufacturer of integrated circuits, from 1981 to 1989, where he held the position of Central Area Manager from 1981 to 1986, at which time he was promoted to Director, North American Sales.

      Mark A. Glazer, 51, Chief Financial Officer, Treasurer and Secretary since 1997. From April 1998 to March 1999, Mr. Glazer was Acting Vice President, Operations. Mr. Glazer held the position of Vice President, Finance from 1993 to 1997 and Controller of the Corporation from 1988 to 1993. From 1983 to 1988, Mr. Glazer was employed by Analog and Digital Systems, Inc., a manufacturer of home and automotive stereo equipment, where he was Controller from 1983 to 1986 and Treasurer from 1986 to 1987, after which time he was promoted to Vice President, Finance.

      Thomas A. St. Germain, 66, Vice President, Financial Services since 1998. From 1993 to 1998, Mr. St. Germain was employed at Summa Four, Inc., a manufacturer of specialized digital switches, where he held the position of Senior Vice President, Chief Financial Officer and Treasurer.

      H. Allen Henderson, 56, Vice President, Vicor Corporation since 1999; President, Westcor Division since March 1999; and President and Chief Executive Officer, VLT, Inc. since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, where he held the position of Director of Marketing.

      Douglas W. Richardson, 56, Vice President, Chief Information Officer since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development and from 1994 to 1996 Manager, Computer Integrated Manufacturing of the Corporation. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers, specializing in manufacturing automation systems.

      Richard E. Zengilowski, 49, Vice President, Human Resources since August 2001. Prior to joining the Corporation in 2001, Mr. Zengilowski was employed by Simplex Time Recorder Co., a manufacturer and distributor of life safety equipment and automated time and attendance products, from 1992 to 2001, where he held the position of Assistant General Counsel from 1992 to 1998 and Director of Legal Affairs, Human Resources from 1998 to 2001.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

      The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity that is known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director of the Corporation, (3) each of the executive officers of the Corporation named in the Summary Compensation Table, and (4) all Directors and executive officers as a group, based on representations of the Directors and executive officers of the Corporation as of January 30, 2004, a review of filings on Schedules 13D, 13F and 13G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and holdings reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) as of December 31, 2003. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares. The information in the table reflects shares outstanding of each class of common stock on January 30, 2004, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of January 30, 2004 in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 41,909,924 shares of common stock that were outstanding on such date, of which 30,041,824 were shares of Common Stock entitled to one vote per share and 11,868,100 were shares of Class B Common Stock entitled to ten (10) votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

			Percent of
		Percent of	Class B
	Total Number of	Common Stock	Common Stock	Percent
	Shares Beneficially	Beneficially	Beneficially	of Voting
Name and Address of Beneficial Owner (1)	Owned(2)(3)	Owned	Owned	Power

Patrizio Vinciarelli	20,985,597	33.1%	92.9%	80.7%
Estia J. Eichten	1,227,968 (4)	1.8%	5.8%	5.0%
David T. Riddiford	125,754 (5)	*	*	*
David W. Nesbitt	69,378	*	*	*
M. Michael Ansour	49,054	*	*	*
Jay M. Prager	47,845	*	*	*
Barry Kelleher	35,487	*	*	*
H. Allen Henderson	26,346	*	*	*
Samuel Anderson	25,752	*	*	*
All Directors and executive officers as a group (13 persons)	22,658,210	35.6%	98.9%	85.8%
David R. Wilmerding, III(6) 119 St. Paul Street, Baltimore, MD 21202	1,625,489	5.4%	*	1.1%

*	Less than 1%

(1)	The address for each of the persons named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock that are exercisable or will become exercisable on or before March 30, 2004 in the following amounts: Mr. Vinciarelli, 31,395 shares of Common Stock; Mr. Eichten, 30,054 shares of Common Stock; Mr. Riddiford,

30,054 shares of Common Stock; Mr. Nesbitt, 35,378 shares of Common Stock; Mr. Ansour, 30,054 shares of Common Stock; Mr. Prager 47,549 shares of Common Stock; Mr. Kelleher, 34,937 shares of Common Stock; Mr. Henderson, 26,346 shares of Common Stock; Mr. Anderson, 25,752 shares of Common Stock; and all Directors and executive officers as a group, 353,748 shares of Common Stock.

(3)	The calculation of the total number of Common Stock shares beneficially owned includes the following: for Mr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten 690,700 shares of Class B Common Stock; for Mr. Ansour, 18,000 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,732,348 shares of Class B Common Stock.

(4)	Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten’s spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, includes 70,700 shares of Common Stock held by the Belle S. Feinberg Memorial Trust of which Mr. Eichten is a trustee. Mr. Eichten disclaims beneficial ownership of the shares of Common Stock held by the Belle S. Feinberg Memorial Trust.

(5)	Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford’s spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6)	Information reported is based upon a Schedule 13G/ A filed on February 12, 2003. This Schedule 13G/ A indicates that the reporting person (i) has sole dispositive and sole voting power with respect to 138,500 of the shares, and (ii) shares dispositive and voting power with respect to 1,486,989 of the shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth, for each of the Corporation’s last three fiscal years, the annual compensation paid by the Corporation to the Chief Executive Officer and the other four most highly compensated executive officers who, on the basis of annual salary and bonus, earned more than $100,000 during 2003.

					Long Term
					Compensation
		Annual Compensation			Awards

				Other Annual	Shares Underlying
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Options(#)

Patrizio Vinciarelli	2003	$245,000	$—	$10,519	—
President and Chief	2002	239,346	—	10,278	—
Executive Officer	2001	238,193	—	9,933	7,182

Jay M. Prager	2003	183,460	—	13,292	4,882
Sr. Vice President,	2002	202,223	—	9,237	7,836
Technology	2001	201,300	—	10,056	10,506

David W. Nesbitt	2003	188,000	11,973	14,267	—
Sr. Vice President,	2002	184,330	669	9,915	1,170
North and South American Sales	2001	182,738	40,257	8,597	6,594

Barry Kelleher	2003	200,000	11,461	9,467	4,882
Sr. Vice President,	2002	195,385	—	10,749	7,544
Global Operations	2001	194,685	18,614	10,515	10,053

H. Allen Henderson	2003	176,000	—	23,860	—
Vice President, Vicor Corporation	2002	176,000	—	20,021	1,095
President, Westcor Division	2001	158,231	—	21,424	12,124
President, VLT, Inc.

(1)	This column sets forth the cost of providing certain perquisites and benefits to the named executive officers. The amounts shown relate primarily to automobile allowances, which were as follows: for Mr. Vinciarelli, $10,269 in 2003, $9,874 in 2002 and $9,668 in 2001; Mr. Prager, $9,260 in 2003, $8,987 in 2002 and $9,931 in 2001; Mr. Nesbitt, $8,003 in 2003, $8,070 in 2002 and $7,310 in 2001; Mr. Kelleher, $8,459 in 2003, $8,381 in 2002 and $8,340 in 2001; and Mr. Henderson, $14,055 in 2003, $7,200 in 2002 and $7,200 in 2001. The remaining amounts shown in this column for each executive officer represents premiums and reimbursements for supplemental medical insurance costs.

Option/SAR Grants in Last Fiscal Year

      The following table sets forth each grant of stock options during the fiscal year ended December 31, 2003 to the Chief Executive Officer and each other executive officer named in the Summary Compensation Table. All stock options granted in 2003 were options to purchase shares of the Corporation’s Common Stock. No stock appreciation rights (“SARs”) have been granted by the Corporation. The table also shows the value of the options at the end of the option terms assuming the price of the Corporation’s Common Stock appreciates annually by 5% and 10%, respectively. The options will only have value if they are exercised, and that value will depend entirely on the market price of the Common Stock on the exercise date. Potential realizable values are based on assumed compound annual appreciation rates specified by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. There can be no assurance that the price of the Common Stock will appreciate at the rates shown in the table. A total of 112,620 options to purchase Common Stock were granted to the Corporation’s employees during fiscal year ended December 31, 2003.

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of Shares	Percent of			Annual Rates of Stock
	Underlying	Total Options			Price Appreciation for
	Options	Granted to	Exercise or		Option Term
	Granted	Employees	Base Price	Expiration
Name	(#)	In Fiscal Year	($/Sh)	Date	5%	10%

Jay M. Prager	4,882 (1)	4.33%	$9.59	7/26/2009	$16,175	$36,775
Barry Kelleher	4,882 (1)	4.33	9.59	7/26/2009	16,175	36,775

(1)	These options were granted on June 26, 2003. Forty percent (40%) became exercisable on January 26, 2004 and the remainder will become exercisable in three equal annual installments of 20% beginning January 26, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth the shares acquired and the value realized upon exercise of options to purchase Common Stock during the fiscal year ended December 31, 2003 by the Chief Executive Officer and each other executive officer named in the Summary Compensation Table and certain information concerning the number and value of unexercised options.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at Fiscal Year-		Options at Fiscal Year-
			End (#)		End ($)(1)
	Shares Acquired	Value
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Patrizio Vinciarelli	—	$—	31,425	5,235	$1,522	$—
Jay M. Prager	—	—	43,155	17,526	13,860	29,656
David W. Nesbitt	34,000	89,760	36,991	5,853	27,314	3,671
Barry Kelleher	—	—	30,446	16,597	13,248	28,741
H. Allen Henderson	—	—	27,774	6,616	2,291	3,436

(1)	Equal to the aggregate market value of shares covered by in-the-money options on December 31, 2003 (based on the closing sale price of the Corporation’s Common Stock on NASDAQ on December 31, 2003 of $11.41 per share), less the aggregate option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

Report of the Executive Compensation Committee of the Board of Directors

      The Executive Compensation Committee of the Board of Directors of the Corporation (the “Compensation Committee”) consists of David T. Riddiford, Estia J. Eichten, and M. Michael Ansour, none of whom are employees of the Corporation. The Compensation Committee establishes the terms of and grants awards under the Corporation’s 1993 Stock Option Plan (the “1993 Plan”), the 1998 Stock Option and Incentive Plan (the “1998” Plan), the 2000 Plan and other benefit plans. The Compensation Committee also approves compensation policies for executive officers.

     Compensation Policies for Executive Officers

      The Corporation’s compensation program for executive officers currently consists primarily of a base salary and awards of stock options. In addition to base salary, the Corporation provides certain benefits to executive officers, such as automobile allowances and enhanced health insurance coverage, that are not available to employees generally. Salary levels for executive officers are proposed by management and approved by the Compensation Committee. There were no base salary increases in 2003 for any executive officer due to the continued slowdown in the Corporation’s business.

      The primary element of the Corporation’s incentive compensation program has been the granting of options to purchase shares of the Corporation’s Common Stock under the Corporation’s 1993 Plan, 1998 Plan and 2000 Plan. Substantially all of the Corporation’s employees, including its executive officers, participate in the 1993 Plan, the 1998 Plan and the 2000 Plan. The 1993 Plan, the 1998 Plan and the 2000 Plan are designed to give each participating employee an ownership interest in the Corporation and to align the interests of the employees with those of the Corporation’s stockholders.

      Stock options are granted to employees and executive officers based upon guidelines established by the Board of Directors and the Compensation Committee. In the past, the Corporation maintained two option grant programs, (1) a continuation option award program, pursuant to which employees and executive officers periodically were granted stock options based on their merit salary increases and other factors, and (2) a Quarterly Profit Option Plan (“QPOP”), pursuant to which Outstanding Contributor stock option awards were made, and the Corporation’s employees and executive officers were granted stock options based on the profitability of the Corporation’s business units and each employee’s and executive officer’s salary and length of service with the Corporation. In November 2002, the Corporation’s Board of Directors suspended option grants under these programs, except for the Outstanding Contributor award program that was maintained in a modified form outside of the QPOP, and option grants to new hires.

      Under the Outstanding Contributor award program, stock option awards may be made to recognize and reward employees or teams of employees, which could include executive officers, for contributions beyond expected job performance. Nominations for an Outstanding Contributor award are submitted by department managers and supervisors to a review committee designated by the Corporation’s officers. This review committee reviews the nominations and make recommendations to the Compensation Committee regarding the approval of Outstanding Contributor awards. All options granted under this program are approved by the Compensation Committee.

      The Compensation Committee, along with appropriate members of the Corporation’s management, will continue to review the Corporation’s stock option, bonus and compensation plans in light of the current economic environment and considering potential changes in the rules regarding accounting for stock options.

      Finally, to the extent applicable to the Corporation, the Compensation Committee intends to review and to take any necessary and appropriate steps to ensure that the Corporation complies with certain income tax regulations, which, if not satisfied, would limit the deductibility of executive compensation above specified amounts.

     Compensation of Chief Executive Officer

      The Compensation Committee approves the annual salary for Mr. Vinciarelli, the Corporation’s Chief Executive Officer. The Compensation Committee does not have specific criteria, either in terms of individual or corporate performance, in evaluating the base salary of the Chief Executive Officer. In light of the relatively low cash compensation paid to the Chief Executive Officer, the Compensation Committee has not attempted to relate compensation of the Chief Executive Officer to the performance of the Corporation. Based on salary data from surveys and other sources, the Compensation Committee believes that the Chief Executive Officer’s salary is at the lower end of the range of salaries for CEOs of comparable companies.

      In 2001, the Compensation Committee determined to begin including Mr. Vinciarelli in the granting of stock options described above as “QPOP” options, however, Mr. Vinciarelli did not receive any QPOP awards in 2003. As in prior years, the Corporation continued to exclude Mr. Vinciarelli from the granting of Continuation Awards, if any, because of Mr. Vinciarelli’s significant stock holdings in the Corporation and the practice of basing such awards on performance reviews that were typically prepared by Mr. Vinciarelli.

Submitted by the Executive Compensation Committee:

M. Michael Ansour
Estia J. Eichten
David T. Riddiford

Compensation Committee Interlocks and Insider Participation

      Messrs. Eichten, Riddiford, and Ansour serve on the Compensation Committee. Messrs. Eichten, Riddiford and Ansour do not serve as officers of the Corporation. The Corporation is not aware of any compensation committee interlocks.

Report of the Audit Committee of the Board of Directors

      The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In particular, the Audit Committee has discussed with the independent auditors the matters required to be discussed with them under the provision of Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the independent auditors the auditors’ independence from management and the Corporation and considered the compatibility of nonaudit services with the auditors’ independence.

      The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting. The Audit Committee held four meetings during fiscal 2003.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

Submitted by the Audit Committee:

M. Michael Ansour
Estia J. Eichten
David T. Riddiford

Certain Relationships and Related Transactions

      In August 2003, the Corporation purchased a number of shares of non-voting preferred stock of Great Wall Semiconductor Corporation (“GWS”) representing an approximately 5% equity interest in GWS for $1,000,000. In March 2004, the Corporation purchased additional shares of non-voting preferred stock of GWS representing an additional approximately 5% equity interest in GWS for $1,000,000. Mr. Anderson, a director of the Corporation, is the founder and president and a shareholder of GWS. A majority of the equity interests in GWS are owned and controlled by an unrelated company. In addition to the investment, the Corporation and GWS have entered into a cross-license agreement and the Corporation purchases certain components from GWS. These purchases were not significant in 2003.

Equity Compensation Plan Information

      The following table sets forth certain aggregated information as of the end of the most recently completed fiscal year regarding equity securities underlying awards made under the 1993 Plan, the 1998 Plan and the Amended and Restated 2000 Stock Option and Incentive Plan. All equity compensation plans of the Corporation have been approved by its stockholders.

Number of Securities
Remaining Available for
	Number of Securities to be	Weighted-Average	Future Issuance Under
	Issued Upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
Plan Category	Warrants and Rights	Warrants and Rights	reflected in column [a])

	[a]	[b]	[c]
Equity compensation plans approved by security holders	3,809,603	$18.28	2,683,793
Equity compensation plans not approved by security holders	—	—	—

Total	3,809,603	$18.28	2,683,793

STOCKHOLDER RETURN PERFORMANCE GRAPH

      The graph set forth below presents the cumulative, five-year stockholder return for each of the Corporation’s Common Stock, the Standard & Poor’s 500 Index (“S & P 500 Index”) and an index of peer group companies selected by the Corporation (the “Peer Group”). The Peer Group consists of the following ten (10) publicly-traded companies in the specialty electronic component industry: Analog Devices Incorporated; Intel Corporation; Linear Technology Corporation; LSI Logic Corporation; Xilinx Incorporated; Maxim Integrated Products, Inc., Semtech Corporation; Intersil Corporation; RF Micro Devices, Inc. and Altera Corporation.

      The graph assumes an investment of $100 on December 31, 1998 in each of the Corporation’s Common Stock, the S & P 500 Index, the Peer Group, and assumes reinvestment of all dividends. The peer group indices used in the graph are market capitalization-weighted. The historical information set forth below is not necessarily indicative of future performance.

COMPARISON OF FIVE YEAR CUMULATIVE RETURN

AMONG VICOR CORPORATION, S&P 500 INDEX
AND PEER GROUP COMPANIES

	1998	1999	2000	2001	2002	2003

Vicor Corporation	$100.00	$450.01	$337.50	$180.00	$ 91.68	$126.78
S&P 500 Index	$100.00	$121.05	$110.02	$ 96.95	$ 75.52	$ 97.19
Peer Group Companies	$100.00	$153.29	$120.74	$121.76	$ 62.26	$122.10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”), to file reports of ownership and changes in ownership with the SEC and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2003, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported, except that, due to an administrative error on the part of Vicor Corporation, Mr. Samuel Anderson, Mr. M. Michael Ansour, Mr. Estia J. Eichten, Mr. David T. Riddiford, Mr. Barry Kelleher and Mr. Jay M. Prager, each failed to timely file one report reflecting a single transaction. These transactions were subsequently reported.

INDEPENDENT AUDITORS

      The Corporation has selected Ernst & Young LLP as the independent auditors for the Corporation for the fiscal year ending December 31, 2004. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.

      The following table summarizes the fees for services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2003 and 2002 in each of the following categories:

	2003	2002

Audit Fees	$392,000	$320,000
Audit Related Fees	9,000	8,000
Tax Fees	402,000	143,000
All Other Fees	0	0

      Audit Fees include services provided in connection with the annual audit, the reviews of the Corporation’s quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, statutory audits required internationally and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards.

      Audit-Related Fees include services provided in connection with audits of the Corporation’s employee benefit plan.

      Tax Fees include services provided in connection with tax compliance, tax advice, tax planning and assistance with tax audits.

      All Other Fees were for services not included in the categories above.

      Pursuant to the Audit Committee charter, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Under the charter, the authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by Ernst & Young LLP during the 2003 fiscal year.

STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Corporation on or before January 17, 2005 in order to be considered for inclusion in the Corporation’s proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any stockholder proposal be transmitted by certified mail, return receipt requested.

      Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after April 1, 2005. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before April 1, 2005, subject to SEC rules governing the exercise of this authority.

Appendix A

Vicor Corporation

Audit Committee Charter

(Adopted by the Board of Directors at a meeting held on February 7, 2004)

I.	General Statement of Purpose

      The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Vicor Corporation (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•	take, or recommend that the Board of Directors (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.	Composition

      The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) satisfy the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3 under the Exchange Act, and (3) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      Notwithstanding the foregoing, one director who (1) is not “independent” as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder, and (3) is not a current officer, employee or a Family Member of a current officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if no proxy statement is filed, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

      Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may meet the requirements for being an “audit committee financial expert” under the rules promulgated by the SEC.

      The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board may designate one member of the Audit Committee to be Chairman of the committee.

III.	Compensation

      A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.	Meetings

      The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting.

V.	Responsibilities and Authority

A. Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B. Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall have the sole authority to appoint, terminate and determine funding for the Company’s independent auditor.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may consider whether the provision of the services covered in Items 9(e)(3) and 9(e)(4) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

C. Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor:

(i)	the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company’s Annual Report on Form 10-K;

(ii)	any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(iii)	the adequacy of the Company’s internal controls and procedures for financial reporting;

(iv)	major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function, and (3) any significant disagreements with management.

•	The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 (“SAS 61”):

(i)	any restrictions on the scope of the independent auditors’ activities or access to requested information;

(ii)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(iii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

(iv)	any management or internal control letter issued, or proposed to be issued, by the auditors; and

(v)	any significant disagreements between the Company’s management and the independent auditors.

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D. Unaudited Quarterly Financial Statements

•	The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

E. Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

F. Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.     Additional Authority

      The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A. Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors as it deems necessary or advisable to carry out its duties, responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B. Legal and Regulatory Compliance

•	The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C. Conflicts of Interest

•	The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

D. General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

      Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Code of Conduct.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

VICOR CORPORATION

COMMON STOCK

1.	Proposal to fix the number of Directors at seven and to elect the following Directors:

Nominees:	(01) M. Michael Ansour	(04) Jay M. Prager	(07) Samuel Anderson
	(02) Estia J. Eichten	(05) David T. Riddiford
	(03) Barry Kelleher	(06) Patrizio Vinciarelli

☐

For all nominees except as noted above

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has	☐
been noted on the reverse side of this card

Please be sure to sign and date this Proxy.

Signature:	Date:	Signature:	Date

Detach Card	Detach Card

VICOR CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2004 Annual Meeting of Stockholders on June 17, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

COMMON	VICOR CORPORATION	COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 17, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2004, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 17, 2004 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2003 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

VICOR CORPORATION

CLASS B COMMON STOCK

1.	Proposal to fix the number of Directors at seven and to elect the following Directors:

Nominees:	(01) M. Michael Ansour	(04) Jay M. Prager	(07) Samuel Anderson
	(02) Estia J. Eichten	(05) David T. Riddiford
	(03) Barry Kelleher	(06) Patrizio Vinciarelli

☐

For all nominees except as noted above

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has	☐
been noted on the reverse side of this card

Please be sure to sign and date this Proxy.

Signature:	Date:	Signature:	Date

Detach Card	Detach Card

VICOR CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2004 Annual Meeting of Stockholders on June 17, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

CLASS B COMMON	VICOR CORPORATION	CLASS B COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 17, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2004, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 17, 2004 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2003 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?